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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 24, 2001
                               (OCTOBER 23, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              OKLAHOMA                                 1-13726                              73-1395733
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    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                                       73118
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           (Address of principal executive offices)                                        (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On October 23, 2001, Chesapeake Energy Corporation issued a press release announcing third quarter 2001 earnings release and conference call dates. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.   The following exhibit is filed herewith:

     99. Press Release issued by the Registrant on October 23, 2001.


                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
                                          --------------------------------------
                                                  AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:  October 24, 2001




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99       Press Release issued by the Registrant on October 23, 2001.